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                                                                   Exhibit 10.12

                                 WARRANT NO. 1

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                              WARRANT TO PURCHASE
                         STOCK OF GENOMICA CORPORATION

          This certifies that FALCON TECHNOLOGY PARTNERS, L.P., or its assigns (the "Holder"), for value received, is entitled to purchase from GENOMICA CORPORATION, a Delaware corporation (the "Company"), the Maximum Number, as hereinafter defined, (i) if a Qualified Financing (as such term is defined in that Convertible Promissory Note (the "Note"), of even date herewith, between the Company and Holder) is completed on or before May 31, 1997, of fully paid and nonassessable shares of the Company's New Preferred Stock (as such term is defined in the Note) for cash at the original issue price per share of the New Preferred Stock issued in such Qualified Financing; or (ii) if a Qualified Financing shall not have occurred prior to the date of exercise (and such exercise occurs prior to May 31, 1997) or if a Qualified Financing shall not have occurred on or before May 31, 1997, at all times thereafter, of fully paid and nonassessable shares of the Company's Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred"), for cash at the liquidation preference (currently, $.6024) of the Series A Preferred then in effect at the time of exercise (in either case, the "Stock Purchase Price").

          Such purchase may occur at any time or from time to time during the Exercise Period, as hereinafter defined, upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription, attached as Exhibit A hereto, duly filled in and signed and upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The "Exercise Period" shall commence on the date hereof (the "Commencement Date"); and shall extend up to and including 5:00 p.m. (Eastern time) on the earlier of (X) the closing of the initial public offering of the Company's Common Stock pursuant to a registration statement (other than on Form S-4 or S-8 or a successor form thereto) under the Securities Act of 1933, as amended (an "Initial Public Offering") or (Y) November 30, 2001, such earlier day being referred to herein as the "Expiration Date".

          "Maximum Number" shall mean that number computed using the following formula:

                                       1.
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                    M = (.15)x(P)
                        ---------

              S

          Where M =  Maximum Number

                     P = the principal amount disbursed by the Holder pursuant to the Note

                     S =    the Stock Purchase Price.

          The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

          This Warrant is subject to the following terms and conditions:

            Exercise; Issuance of Certificates; Payment for Shares.
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               General.  This Warrant is exercisable at the option of the
               -------
Holder of record hereof, at any time or from time to time, commencing on the Commencement Date up to the Expiration Date for all or any part of the shares (but not for a fraction of a share) of New Preferred Stock, Series A Preferred or any other security which may be purchased hereunder (hereinafter referred to as "Stock"). The Company agrees that the shares of Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for such shares. Certificates for the shares of Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Stock as may be reasonably requested by the Holder hereof and shall be registered in the name of such Holder.

               Net Issue Exercise.  Notwithstanding any provisions herein to the
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contrary, if the fair market value of one share of the Company's Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of such election in which event the Company shall issue to the Holder a number of shares of Stock computed using the following formula:

               X = Y(A-B)

                                       2.
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            A

          Where X =  the number of shares of Stock to be issued to the Holder

                     Y = the number of shares of Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                     A = the fair market value of one share of Stock (at the date of such calculation)

                     B = Stock Purchase Price (as adjusted to the date of such calculation)

For purposes of this Warrant, fair market value of one share of Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event the Company makes an Initial Public Offering, the fair market value per share of Stock shall be the per share offering price to the public of the Company's Initial Public Offering.

               Shares to be Fully Paid; Reservation of Shares.  The Company
               ----------------------------------------------
covenants and agrees that all shares of Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise, except as provided by other agreements between the Company and Holder. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as defined in Section 3 hereof) if the total number of shares of Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Stock then authorized by the Company's Articles.

               Adjustment of Stock Purchase Price and Number of Shares.  Upon
               -------------------------------------------------------
each adjustment of the Stock Purchase Price as provided in Section 3, the holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Stock

                                       3.
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Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

          Section Adjustment of Price upon Issuance of Stock.  If and whenever
                  ------------------------------------------
the Company shall issue or sell any shares of its Stock for a consideration per share less than the Stock Purchase Price in effect at the time of such issue or sale, then, forthwith upon such issue or sale the Stock Purchase Price shall be adjusted (calculated to the nearest $.01) determined by multiplying the Stock Purchase Price by a fraction, the numerator of which is the amount equal to the sum of (a) the number of shares of Stock outstanding immediately prior to such issue or sale multiplied by the Stock Purchase Price in effect prior to such issuance or sale, and (b) the consideration, if any, received by the Company upon such issue or sale, and the denominator of which is the amount equal to the total number of shares of Stock outstanding immediately after such issue or sale multiplied by the Stock Purchase Price in effect prior to such issuance or sale. No adjustments of the Stock Purchase Price, however, shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.

          For purposes of this Section 3, the following paragraphs (a) to (k), inclusive, shall also be applicable:

                 Issuance of Rights or Options.  In case at any time the Company
                 -----------------------------
     shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Stock or any stock or securities convertible into or exchangeable for Stock (such rights or options being herein called "Options", and such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Stock Purchase Price then in effect at the time of the granting of such Options, then the total maximum number of shares of Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in paragraph (c), no adjustment of the Stock Purchase Price shall be made upon the actual issue of

                                       4.
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     such Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Stock upon conversion or exchange of such Convertible Securities.

               Issuance of Convertible Securities.  In case the Company shall in
               ----------------------------------
     any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of all such Convertible Securities by (ii) the total number of shares of Stock into which all such Convertible Securities are convertible) shall be less than the Stock Purchase Price then in effect at the time of such issue or sale, then the total maximum number of shares of Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (i) except as otherwise provided in paragraph (c) below, no adjustment of the Stock Purchase Price shall be made upon the actual issue of such Stock upon conversion or exchange of such Convertible Securities, and (ii) if any such issue or sale of such Convertible Securities is made upon exercise of any Option to purchase any such Convertible Securities for which adjustments of the Stock Purchase Price have been or are to be made pursuant to other provisions of this Section 3, no further adjustment of the Stock Purchase Price shall be made by reason of such issue or sale.

               Change in Option Price or Conversion Rate.  Upon the happening of
               -----------------------------------------
     any of the following events, namely, if the purchase price provided for in any Option referred to in paragraph (a), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph (a) or (b), or the rate at which any Convertible Securities referred to in paragraph (a) or (b) are convertible into or exchangeable for Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Stock Purchase Price in effect at the time of such event shall forthwith be readjusted to the Stock Purchase Price which would have been in effect at such time had such Options or Convertible Securities still outstanding at the time of such change originally provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Stock Purchase Price then in effect hereunder shall forthwith be increased to the Stock Purchase Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Stock issuable thereunder shall no longer be deemed to be outstanding.

     If the purchase price provided for in any such Option referred to in paragraph (a) or the rate at which any Convertible Securities referred to in paragraph (a) or (b) are convertible

                                       5.

     into or exchangeable for Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Stock Purchase Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Stock and had adjustments been made upon the issuance of the shares of Stock delivered as aforesaid, but only if as a result of such adjustment the Stock Purchase Price then in effect hereunder is thereby reduced.

               Stock Dividends.  In case the Company shall declare a dividend or
               ---------------
     make any other distribution upon any stock of the Company payable in Stock, Options or Convertible Securities, any Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               Consideration for Stock.  In case any shares of Stock, Options or
               -----------------------
     Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. The amount of consideration deemed to be received by the Company pursuant to the foregoing provisions of this paragraph (e) upon any issuance and/or sale, pursuant to an established compensation plan of the Company, to directors, officers or employees of the Company in connection with their employment of shares of Stock, Options or Convertible Securities, shall be increased by the amount of any tax benefit realized by the Company as a result of such issuance and/or sale, the amount of such tax benefit being the amount by which the Federal and/or State income or other tax liability of the Company shall be reduced by reason of any deduction or credit in respect of such issuance and/or sale. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration. In case any shares of Stock, Options or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation as such Board shall determine to be attributable to such Stock, Options or Convertible Securities, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of

                                       6.

     any corporation, the Company shall be deemed to have issued a number of shares of its Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the Stock Purchase Price, the determination of the number of shares of Stock receivable under this Warrant immediately prior to such merger, consolidation or sale, for purposes of paragraph (i), shall be made after giving effect to such adjustment of the Stock Purchase Price.

               Record Date.  In case the Company shall take a record of the
               -----------
     holders of its Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               Treasury Shares.  The number of shares of Stock outstanding at
               ---------------
     any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Stock for the purposes of this Section 3.

               Subdivision or Combination of Stock.  In case the Company shall
               -----------------------------------
     at any time subdivide its outstanding shares of Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

               Reorganization, Reclassification, Consolidation, Merger or Sale.
               ---------------------------------------------------------------
     If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby each holder of the Warrants shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Stock of the Company immediately theretofore receivable upon the exercise of such Warrant or Warrants, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Stock Purchase Price) shall thereafter be applicable, as

                                       7.

     nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such exercise rights (including an immediate adjustment, by reason of such reorganization or reclassification, of the Stock Purchase Price to the value for the Common stock reflected by the terms of such reorganization or reclassification if the value so reflected is less than the Stock Purchase Price in effect immediately prior to such reorganization or reclassification). In the event of a merger or consolidation of the Company as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of Stock of the Company outstanding immediately prior to such merger or consolidation, the Stock Purchase Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Stock of the Company. The Company will not effect any such consolidation, merger or any sale of all or substantially all of its assets of properties, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to each holder of the Warrants at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

               Notice of Adjustment.  Upon any adjustment of the Stock Purchase
               --------------------
     Price, then and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to each holder of the Warrants at the address of such holder as shown on the books of the Company, which notice shall state the Stock Purchase Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

               Stock to Be Reserved.  The Company will at all times reserve and
               --------------------
     keep available out of its authorized Stock or its treasury shares, solely for the purpose of issue upon the exercise of this Warrant as herein provided, such number of shares of Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Stock is at all times equal to or less than the effective Stock Purchase Price. The Company will take all such action as may be necessary to assure that all such shares of Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the stock of the Company may be listed. The Company will not take any action which results in any adjustment of the Stock Purchase Price if the total number of shares of Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Stock then authorized by the Company's Articles of Incorporation. The Company has not granted and will not grant any right of first refusal with respect to

                                       8.

     shares issuable upon exercise of this Warrant, and there are no preemptive rights associated with such shares.

                    Other Notices.  If at any time:
                    -------------

                         the Company shall declare any cash dividend upon its

Stock or Common Stock;

                         the Company shall declare any dividend upon its Stock
or Common Stock payable in stock or make any special dividend or other distribution to the holders of its Stock or Common Stock;

                         the Company shall offer for subscription pro rata to
the holders of its Stock or Common Stock any additional shares of stock of any class or other rights;

                         there shall be any capital reorganization or
reclassification of the capital stock of the Company; or consolidate or merger of the Company with, or sale of all or substantially all of its asset to, another corporation;

                         there shall be a voluntary or involuntary dissolution,
liquidation or winding-up of the Company; or

                         there shall be an Initial Public Offering of Company
securities;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) at least 20 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or public offering, at least 20 days' prior written notice of the date when the same shall take place; provided, however, that the Holder shall make a best efforts attempt to respond to such notice as early as possible after the receipt thereof. Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Stock or Common Stock, as the case may be, shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Stock shall be entitled to exchange their Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, conversion or public offering, as the case may be.

                    Certain Events.  If any change in the outstanding Stock or
                    --------------
Common Stock of the Company or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the

                                       9.

purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

               Issue Tax.  The issuance of certificates for shares of Stock
               ---------
upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then holder of the Warrant being exercised.

               Closing of Books.  The Company will at no time close its transfer
               ----------------
books against the transfer of any warrant or of any shares of Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

               No Voting or Dividend Rights; Limitation of Liability.  Nothing
               -----------------------------------------------------
contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

               Warrants Transferable.  Subject to compliance with applicable
               ---------------------
federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the Holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

               Modification and Waiver.  This Warrant and any provision hereof
               -----------------------
may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

                                      10.

               Notices.  Any notice, request or other document required or
               -------
permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such Holder as its address as shown on the books of the Company or to the Company c/o Falcon Technology Partners, L.P., 600 Dorset Road, Devon, PA 19333, or such other address as either may from time to time provide to the other.

               Binding Effect on Successors.  This Warrant shall be binding
               ----------------------------
upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof.

               Descriptive Headings and Governing Law. The description headings
               --------------------------------------
of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

               Lost Warrants.  The Company represents and warrants to the Holder
               -------------
hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

               Fractional Shares.  No fractional shares shall be issued upon
               -----------------
exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer, thereunto duly authorized this _____th day of November, 1996.

                                        GENOMICA CORPORATION, a Delaware
                                        corporation


                                        By:____________________________________
                                                    James L. Rathmann
                                        Title:  President

                                      11.